UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2021

ADTALEM GLOBAL EDUCATION INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13988	36-3150143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West Monroe
Chicago, IL		60661
(Address of principal executive offices)		(Zip Code)

(866) 374-2678
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.01 Par Value	ATGE	New York Stock Exchange
Common Stock $0.01 Par Value	ATGE	Chicago Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

On May 20, 2021, Lisa W. Wardell, Chairman and Chief Executive Officer of Adtalem Global Education Inc. (the “Company”), entered into a written trading plan (the “10b5-1 Plan”), in accordance with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Company’s insider trading policy, to exercise options to acquire 386,144 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), and to sell the shares of Common Stock acquired upon exercise of such options. Under the 10b5-1 Plan, the options will be exercised and shares will be sold, in one or more transactions, if the market price of the Common Stock reaches or exceeds certain minimum price thresholds specified in the 10b5-1 Plan.  Ms. Wardell has exceeded the level of Common Stock ownership required under the Company’s stock ownership guidelines applicable to executive officers, and the sale by Ms. Wardell of the shares of the Company’s common stock underlying the unexercised stock options covered by the 10b5-1 Plan would not impact her compliance with such guidelines. The 10b5-1 Plan is scheduled to terminate on March 21, 2022 (or sooner under certain circumstances including a sale of all 386,144 shares under the plan). The transactions executed in accordance with the 10b5-1 Plan will be disclosed publicly through one or more Form 4 filings with the Securities and Exchange Commission.

The information furnished pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADTALEM GLOBAL EDUCATION INC.

	By:	/s/ Stephen W. Beard
Stephen W. Beard
Chief Operating Officer
Date: May 24, 2021